EXHIBIT 99.1

ServiceSource Announces Preliminary Third Quarter 2011 Financial Results

  Exceeds guidance on revenue, adjusted EBITDA and EPS
  Anticipates record third quarter revenue of greater than $49 million, exceeding previous guidance of $45 to $46 million
  Expects third quarter adjusted EBITDA to exceed $2.5 million, compared to previous guidance of $500,000 to $1 million
  Announces new industry-leading customers across technology and technology-related markets and continued expansion of its technology platform

SAN FRANCISCO, Oct. 6, 2011 (GLOBE NEWSWIRE) -- ServiceSource (Nasdaq:SREV), a global leader in Service Revenue Management, announced today preliminary financial results for the quarter ended September 30, 2011.

Based on preliminary information and subject to the quarterly accounting close and review procedures, the Company currently expects to report third quarter revenue above $49 million and adjusted EBITDA above $2.5 million. The Company also expects to report third quarter net income and non-GAAP earnings per share above its prior guidance range. These preliminary results exceed the Company's previous guidance for the third quarter of revenue of $45 to $46 million, adjusted EBITDA of $0.5 to $1.0 million, net loss of $4.5 to $5.0 million, and non-GAAP earnings per diluted share of approximately breakeven to a loss of one cent per share as provided on July 25, 2011. The Company ended the quarter with over $100 million of cash and short-term securities.

The Company also raised its full year 2011 revenue guidance, expecting revenue greater than $195 million, reflecting at least 28% year-over-year growth and which compares to previous guidance of $190 to $192 million for the year. The Company said that it expects to raise guidance for adjusted EBITDA, net income and non-GAAP earnings per share when it announces final results for the quarter.

"The combination of our ability to drive higher revenue, higher profits and improved customer satisfaction for our customers with a unique pay-for-performance model is a value proposition that resonates in any economic environment," said Mike Smerklo, Chairman and CEO of ServiceSource. "Over the last few years, we have made strategic investments in sales and marketing, research and development and operations to drive higher revenues and profits for our customers and to support our long-term growth. These investments have helped drive the record results we are previewing today and the higher renewal rates for our customers."

"We are pleased to share preliminary financial results which exceeded our prior guidance," said David Oppenheimer, CFO of ServiceSource. "Given the restrictions around our shareholder communications due to the timing of earnings releases, resulting analyst coverage and the expiration of lock-up periods from our recent follow-on offering, we decided to share these preliminary results in the current window, in order to provide our shareholders with maximum visibility into our business and market momentum. We look forward to sharing our full third quarter results after completing our regular quarterly close process."

Business Highlights:

  The Company continued to demonstrate strong growth in its customer base, landing several new brand-name customers and expanding with existing customers. The Company specified Kaspersky Lab, a leading developer of secure content and threat management solutions, as one of the new customer wins in the quarter, and also signed several expansion agreements with existing customers.

  ServiceSource signed several new engagements in the SaaS industry and announced new deployments of its Subscription Lifecycle Management solution for one of the leaders in SaaS solutions for human capital management as well as for existing customers WebEx, RedHat and Deltek, underscoring that increasingly the leaders in the emerging SaaS market are turning to ServiceSource to manage their recurring revenue streams.

  ServiceSource also announced the Fall 2011 Release of its Analytics Cloud, which allows organizations to access and share global performance dashboards across business lines, provide reliable forecasting and reporting on outstanding and future renewal opportunities, and share historical renewal information (sales, channel, and KPIs) with real-time data, reports and dashboards.

  Earlier in the quarter, ServiceSource announced the appointment of John Boucher as executive vice president of global sales, bringing 19 years experience from Oracle, where he led the sales, acquisitions, business operations and customer service. Boucher joins the ServiceSource leadership team with a proven track record of building highly successful customer relationships and high performance sales organizations on a global scale.

  The Company highlighted several upcoming industry thought-leadership events, including its annual Customer SUMMIT global gatherings, the second anniversary of the Service Executive Industry Board, its first annual Investor Day on November 14, and the unveiling of its vision for the next-generation of cloud applications for Service Revenue Management, code-named Avalon.

ServiceSource will discuss its preliminary quarterly results today via teleconference at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To access the call, please dial (877) 293-5486 or outside the U.S. (914) 495-8592, at least five minutes prior to the 2:00 p.m. PT start time. A live webcast of the call will also be available at http://ir.servicesource.com/events.cfm under the Events and Presentations menu. An audio replay will be available following the call by calling (855) 859-2056 or (404) 537-3406, with Conference ID 14212656. The replay will also be available on the Company's website at http://ir.servicesource.com.

ServiceSource will announce the timing for releasing its final earnings results for the third quarter ended September 30, 2011 at a later date.

About ServiceSource

ServiceSource is the global leader in service revenue management, partnering with technology-based companies to optimize maintenance, support and subscription revenue streams, while also improving customer relationships and loyalty. ServiceSource helps customers increase service revenue contract renewal rates, on average, by over 15 percentage points and, in some cases, up to 44 percentage points. ServiceSource delivers these results via a cloud-based solution, combining its Service Revenue Performance Suite™ of applications with dedicated service sales teams, leveraging a proprietary Service Revenue Intelligence Platform™ of transaction data, benchmarks and best practices. ServiceSource offers its service revenue management solution on a unique pay-for-performance business model that enables a success-driven, shared-risk partnership. The Company is headquartered in San Francisco, and manages service revenue performance for customers across the globe in more than 35 languages.

The ServiceSource logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=10784

ServiceSource and any ServiceSource product or service names or logos above are trademarks of ServiceSource International, Inc. All other trademarks used herein belong to their respective owners.

For more information on ServiceSource, visit http://www.servicesource.com. To connect with ServiceSource, visit us on Twitter, Facebook, LinkedIn and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding ServiceSource's preliminary financial results for the third quarter of 2011, potential financial results for the full 2011 fiscal year, and momentum in our business. These forward-looking statements are based on our current assumptions and beliefs, and involve risks and uncertainties that could cause our results to differ materially from those expressed or implied in our forward-looking statements. Those risks and uncertainties include, without limitation, potential adjustments resulting from the completion the financial statements for the third quarter of 2011, potential adjustments resulting from the auditors review of these financial statements, changes in market conditions that impact our ability to generate service revenue on our customers' behalf; errors in estimates as to the service revenue we can generate for our customers; risks associated with material defects or errors in our software or the effect of data security breaches; our ability to adapt our solution to changes in the market or new competition; our ability to improve our customers' renewal rates, margins and profitability; our ability to increase our revenue and contribution margin over time from new and existing customers; business strategies; technology development; protection of our intellectual property; investment and financing plans; liquidity; competitive position; the effects of competition; industry environment; and potential growth opportunities; and other risks and uncertainties described more fully in our periodic reports filed with the Securities and Exchange Commission, which can be obtained online at the Commission's website at http://www.sec.gov. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements.

CONTACT: The Blueshirt Group
         Investor Relations
         Todd Friedman
         todd@blueshirtgroup.com